UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

BANG HOLDING CORP.

(Exact name of registrant as specified in its charter)

Colorado	333-204011	46-5707130
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1400 NE Miami Gardens Drive, Suite 208

North Miami Beach, FL 33179

(Address of principal executive offices, including Zip Code)

(305) 600-2417
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On April 25, 2018, William Berke delivered a letter of resignation to the Board of Directors (the “Board”) of Bang Holdings Corp. (the “Company”), resigning from his position as director of the Board of the Company, effective immediately. Mr. Berke will continue to serve as Chief Medical Officer of the Company. In this role, Mr. Berke does not have authority to carry out any policy making decisions or functions for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERS BIOSCIENCES, INC.

Date: April 26, 2018	By:	/s/ Steve Berke
Steve Berke
Chief Executive Officer